February 2023 Blue Cow Divestiture Overview Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Such filings,, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Non-GAAP Financial Measures This communication includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. REPAY believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA is not financial measure calculated in accordance with GAAP and should not be considered as a substitute for net income or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2022 outlook and other financial guidance, Blue Cow estimated contributions to 2022 results, anticipated benefits from the Blue Cow divestiture, use of proceeds, statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: any inability to realize the benefits of the Blue Cow divestiture (including the anticipated use of proceeds), exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including inflationary pressures, general economic slowdown or recession; the impacts of the ongoing COVID-19 pandemic, including the continued emergence of new variants, and the actions taken to control or mitigate its spread; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Divestiture Rationale

Blue Cow Overview	▪ Business management software for fuel oil and propane dealers ▪ Acquired by BillingTree in September 2019; BillingTree subsequently acquired by REPAY in June 2021
Transaction Summary	▪ Sale price of approx. $41 million in cash, subject to customary purchase price adjustments ▪ Closing date of February 15, 2023
Strategic Rationale	▪ Prioritize investments and resources towards B2B payments and consumer payments verticals ▪ Accelerates our path towards net leverage below 3.0x ▪ Accretive to REPAY's organic gross profit growth[1]
Use of Proceeds	▪ REPAY will use cash proceeds in accordance with the following capital allocation priorities: ▪ Reinvestment into the business to drive organic growth, reduce net leverage, and executing accretive, strategic M&A

1) Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and divestitures made in the applicable prior period (or any subsequent period).

REPAY
Realtime Electronic Payments

Blue Cow’s Estimated Contribution to FY 2022 Outlook REPAY Reaffirms Its Previously Provided Financial Guidance for FY 2022 Gross profit represents revenue less costs of services REPAY does not provided quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted Adjusted EBITDA, to the most directly comparable GAAP financial measures, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. Estimated Blue Cow 2022E Contribution Card Payment Volume Revenue Gross Profit (1) Adjusted EBITDA (2) $700MM $10.0MM $9.5MM $4.0MM